[photo of mountains]
                                                  Annual Report October 31, 2000


Oppenheimer
MidCap Fund

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Market volatility remained high throughout the 12-month period due to rising interest rates and inflation concerns, but the U.S. economy continued to exhibit strong growth.

Technology was the most powerful contributor to the Fund's performance, particularly in the areas of photonics and optical networking.

Mid-cap stocks were the leading market sector during the period.

     CONTENTS

 1   President's Letter

 3   An Interview
     with Your Fund's
     Manager

 7   Fund Performance

12   Financial
     Statements

30   Independent
     Auditors' Report

31   Federal
     Income Tax
     Information

32   Officers and
     Trustees

Average Annual
Total Returns*

For the 1-Year Period
Ended 10/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
52.97%        44.17%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
51.83%        46.83%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
51.94%        50.94%

Class Y
------------------------
53.76%

*See Notes on page 10 for further details.

PRESIDENT'S LETTER

[photo]
Bridget A. Macaskill
President
Oppenheimer
MidCap Fund

Dear Shareholder,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets-- especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.
   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.
   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.
   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.


1 | OPPENHEIMER MIDCAP FUND

PRESIDENT'S LETTER

   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.
   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.
   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/S/ Bridget A. Macaskill
Bridget A. Macaskill
November 21, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


2 | OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

[photo]
Portfolio Management
Team (l to r)
Julie Ryan
Ian Horowitz
Bruce Bartlett
(Portfolio Manager)
Jin Chon


Q How would you characterize the Fund's performance during the 12-month period that ended October 31, 2000?
A. We are very pleased that Oppenheimer MidCap Fund delivered such strong performance despite a volatile environment for many of the stocks in which we invest. The Fund achieved significant growth, Class A shares generated a 52.97% average annual total return, without sales charge, for the period that ended October 31, 2000. In addition, the Fund outperformed its benchmarks for the same one-year time period: the S&P Mid-Cap 400 Index produced a 31.65% return and the Lipper Mid-Cap Growth Fund Index generated a 34.54% return.(1) We believe that disciplined adherence to our stock-selection approach, focusing on a company's true internal revenue growth, enabled us to benefit from some of the best performing stocks in our investment universe.

What made this such a volatile period?
Throughout the fiscal year, investors struggled to weigh the positive impact of encouraging economic data against the negative impact of rising interest rates. In late 1999 and early 2000, equity markets were driven higher by continued strength in the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. On the other hand, interest rate hikes by the Federal Reserve Board threatened corporate profitability and heightened concerns about the potential for rising inflation.
   In March 2000, interest rate concerns finally took their toll on many of the growth-oriented stocks in which the Fund invests. Throughout the remainder of the period, prices for


1.The S&P Mid-Cap 400 Index is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Lipper Mid-Cap Growth Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains, transaction costs, or taxes.


3 | OPPENHEIMER MIDCAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

most equities rose and fell sharply in response to the positive or negative economic news of the moment. Companies that failed to fully deliver on earnings expectations were punished especially severely, as were those giving indications of slowing growth. Nevertheless, mid-cap stocks generally remained the market's best performing sector, as they had since early 1999. Success in growth-oriented stocks was concentrated among companies that exceeded earnings expectations and showed signs of continued growth acceleration.

How did you manage the Fund in light of these conditions?
Our mid-cap strategy is well suited to attempt to deliver strong performance in the face of difficult market conditions, such as those of the past year. We concentrate our investments in companies that show evidence of rapid growth from within, and that we believe are positioned to continue to prosper well into the future. These are the companies we consider most likely to produce consistently strong earnings growth even during challenging economic times. Generally, when one of our holdings begins to show signs that the quality of its earnings is deteriorating, we are quick to sell our position, often before difficulties become apparent to most of the investment community. Furthermore, we maintain our strict adherence to this strategy regardless of short-term market volatility, keeping an unwavering eye on long-term results.
   Throughout the recent period, we continued to invest in mid-cap companies exhibiting particularly strong growth characteristics. We found the greatest number of such companies in the technology sector, particularly among photonics and optical-networking leaders, such as Newport Corp. and JDS Uniphase Corp. Such companies are providing the building blocks essential to today's rapidly evolving digital communications systems and the expansion of the Internet. We also participated in a select group of private placements in the photonics field, investing in attractive companies that had not yet gone public. The Fund benefited when some of these companies were acquired by the industry's major players.


[callout]
"Disciplined adherence to our stock-selection approach enabled us to share in the growth of some of the best performing stocks in our investment universe."


4 | OPPENHEIMER MIDCAP FUND

   In other areas of technology, we scored successes with companies providing semiconductors to the communications industry, such as PMC-Sierra, Inc. and Applied Micro Circuits Corp. We also invested in promising companies developing hardware and software for the next generation of wireless personal productivity devices. Such devices are leading the way toward the convergence of the Internet and wireless communications.

Did you increase or reduce investments in other sectors?
Although we found relatively few attractive growth opportunities outside of technology, we did invest in select companies in widely diversified sectors of the economy. For example, we invested in Calpine Corp., a power utility that is benefiting from deregulation and rising energy prices, and in retailer Tiffany & Co., which we believe is well positioned to benefit from strong consumer spending. However, we sold positions in various other consumer-sector companies that were beginning to exhibit slower revenue growth. Although a company may temporarily compensate for lower revenues by curbing spending or increasing productivity, over the long term we believe that a decline in a company's rate of revenue growth indicates a likelihood of slower earnings growth and a lower stock price.

What is your outlook for the future?
We remain comfortable with the Fund's relatively high level of exposure to technology. Technology has been a driving force behind the nation's ongoing economic expansion, creating fast-growing new industries while rapidly increasing the productivity of existing businesses. We believe technology is likely to continue to power global economic development for years to come.
   We also remain enthusiastic about the potential for the mid-cap companies in which we invest. Mid-cap stocks were the leading market segment during the period. They are attractive to many investors because they offer higher growth rates than most mature, large-cap companies and, at the same time, have achieved greater stability and predictability than most small-cap


Average Annual
Total Returns

For the Periods Ended 9/30/00(2)

Class A        Since
1-Year         Inception
------------------------
77.40%         51.54%

Class B        Since
1-Year         Inception
------------------------
81.86%         53.17%

Class C        Since
1-Year         Inception
------------------------
86.01%         53.64%

Class Y        Since
1-Year         Inception
------------------------
89.20%         55.50%


2. See page 10 for further details.


5 | OPPENHEIMER MIDCAP FUND
companies. As a result, we believe they offer higher probabilities of success and lower probabilities of failure than other segments of the equities market. Many of today's largest and most successful companies were mid-cap enterprises just a few years ago. In fact, some of the Fund's largest holdings, such as JDS Uniphase Corp., were mid-caps when we bought them, but have since grown into market leaders. We continue to seek to identify tomorrow's business giants today, and to enable our investors to share in the financial success that can result from long-term investments in great companies. That's what makes Oppenheimer MidCap Fund part of The Right Way to Invest.


Sector Allocation(3)

[pie chart]
Technology        63.2%
  Computer
  Software        20.3
  Electronics     18.9
  Communications
  Equipment       17.7
  Computer
  Services         4.4
  Computer
  Hardware         1.9
Communication
Services           9.8
Capital Goods      9.7
Consumer
Cyclicals          8.1
Utilities          4.2
Healthcare         3.5
Consumer
Staples            1.5


Top Ten Common Stock Holdings(4)
-----------------------------------------------------------
Newport Corp.                                          6.7%
-----------------------------------------------------------
JDS Uniphase Corp.                                     4.6
-----------------------------------------------------------
SDL, Inc.                                              3.5
-----------------------------------------------------------
Research In Motion Ltd.                                3.3
-----------------------------------------------------------
Calpine Corp.                                          3.2
-----------------------------------------------------------
Waters Corp.                                           3.0
-----------------------------------------------------------
Mercury Interactive Corp.                              3.0
-----------------------------------------------------------
Rational Software Corp.                                2.9
-----------------------------------------------------------
Micromuse, Inc.                                        2.8
-----------------------------------------------------------
Jabil Circuit, Inc.                                    2.6


Top Five Common Stock Industries(4)
-----------------------------------------------------------
Computer Software                                     15.7%
-----------------------------------------------------------
Electronics                                           14.5
-----------------------------------------------------------
Communications Equipment                              13.6
-----------------------------------------------------------
Manufacturing                                          7.5
-----------------------------------------------------------
Telecommunications: Long Distance                      6.0


3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of common stocks.
4. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.


6 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's discussion of performance. During the fiscal year that ended October 31, 2000, the U.S. economy enjoyed robust growth, but rising interest rates led to high levels of stock market volatility. Nevertheless, the Fund performed strongly as a result of our disciplined adherence to our mid-cap, growth-oriented strategy. We focused the majority of the Fund's holdings in fast-growing areas of technology, including photonics, optical networking and communications, achieving our greatest gains during the first five months of the period. In late March and April, many technology stocks were hurt by rising interest rates, and gave up a portion of their earlier gains. However, most of our holdings met or exceeded earnings expectations and continued to deliver accelerating rates of growth, thereby positioning the Fund to perform well throughout the period. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. Performance is measured from the inception of all the classes on December 1, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to that of the S&P Mid-Cap 400 Index. The S&P Mid-Cap 400 is an unmanaged index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


7 | OPPENHEIMER MIDCAP FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer MidCap Fund (Class A)        S&P Mid-Cap 400 Index
12/01/97   9425                                    10000
01/31/98   9519                                    10190
04/30/98  12271                                    11743
07/31/98  11744                                    10848
10/31/98  10207                                    10515
01/31/99  13390                                    11892
04/30/99  14636                                    12498
07/31/99  16382                                    12943
10/31/99  18760                                    12731
01/31/00  25875                                    13795
04/30/00  27564                                    15438
07/31/00  29716                                    15713
10/31/00  28697                                    16760

Average Annual Total Return of Class A Shares of the Fund at 10/31/00(1) 1-Year 44.17% Life 43.54%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer MidCap Fund (Class B)        S&P Mid-Cap 400 Index
12/01/97  10000                                    10000
01/31/98  10080                                    10190
04/30/98  12980                                    11743
07/31/98  12390                                    10848
10/31/98  10770                                    10515
01/31/99  14097                                    11892
04/30/99  15379                                    12498
07/31/99  17181                                    12943
10/31/99  19644                                    12731
01/31/00  27043                                    13795
04/30/00  28766                                    15438
07/31/00  30948                                    15713
10/31/00  29527                                    16760

Average Annual Total Return of Class B Shares of the Fund at 10/31/00(1) 1-Year 46.83% Life 44.95%


1. See page 10 for further details.


8 | OPPENHEIMER MIDCAP FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer MidCap Fund (Class C)        S&P Mid-Cap 400 Index
12/01/97  10000                                    10000
01/31/98  10090                                    10190
04/30/98  12980                                    11743
07/31/98  12400                                    10848
10/31/98  10760                                    10515
01/31/99  14087                                    11892
04/30/99  15369                                    12498
07/31/99  17171                                    12943
10/31/99  19624                                    12731
01/31/00  27023                                    13795
04/30/00  28746                                    15438
07/31/00  30938                                    15713
10/31/00  29817                                    16760

Average Annual Total Return of Class C Shares of the Fund at 10/31/00(1) 1-Year 50.94% Life 45.44%


Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

          Oppenheimer MidCap Fund (Class Y)        S&P Mid-Cap 400 Index
12/01/97  10000                                    10000
01/31/98  10110                                    10190
04/30/98  13040                                    11743
07/31/98  12500                                    10848
10/31/98  10880                                    10515
01/31/99  14297                                    11892
04/30/99  15639                                    12498
07/31/99  17521                                    12943
10/31/99  20095                                    12731
01/31/00  27744                                    13795
04/30/00  29596                                    15438
07/31/00  31949                                    15713
10/31/00  30898                                    16760

Average Annual Total Return of Class Y Shares of the Fund at 10/31/00(1) 1-Year 53.76% Life 47.22%


The performance information for S&P Mid-Cap 400 Index in the graphs begins on 11/30/97.

Past performance is not predictive of future performance.


9 | OPPENHEIMER MIDCAP FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 10/31/00 include results for periods of exceptional market performance that are not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 12/1/97. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/1/97. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER MIDCAP FUND

Financials



11 | OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  October 31, 2000

                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--76.9%
----------------------------------------------------------------------------------
 Capital Goods--7.5%
----------------------------------------------------------------------------------
 Manufacturing--7.5%
 C-MAC Industries, Inc.(1)                                  810,000   $ 44,955,000
----------------------------------------------------------------------------------
 Celestica, Inc.(1)                                         260,000     18,687,500
----------------------------------------------------------------------------------
 Flextronics International Ltd.(1)                          558,000     21,204,000
----------------------------------------------------------------------------------
 Jabil Circuit, Inc.(1)                                   1,005,000     57,347,812
----------------------------------------------------------------------------------
 Millipore Corp.                                            395,000     20,737,500
                                                                      ------------
                                                                       162,931,812

----------------------------------------------------------------------------------
 Communication Services--7.6%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--6.0%
 Broadcom Corp., Cl. A(1)                                    30,000      6,671,250
----------------------------------------------------------------------------------
 Brocade Communications Systems, Inc.(1)                     95,600     21,737,050
----------------------------------------------------------------------------------
 Copper Mountain Networks, Inc.(1)                          702,200      8,031,412
----------------------------------------------------------------------------------
 Corvis Corp.(1)                                            153,200     10,053,750
----------------------------------------------------------------------------------
 Corvis Corp.(1,2)                                          894,072     41,071,432
----------------------------------------------------------------------------------
 Cosine Communications, Inc.(1)                             200,000      6,612,500
----------------------------------------------------------------------------------
 Efficient Networks, Inc.(1)                                447,000     18,753,047
----------------------------------------------------------------------------------
 Exfo Electro-Optical Engineering, Inc.(1)                   96,300      3,671,437
----------------------------------------------------------------------------------
 Exodus Communications, Inc.(1)                             392,000     13,156,500
                                                                      ------------
                                                                       129,758,378

----------------------------------------------------------------------------------
 Telecommunications: Wireless--1.6%
 Aether Systems, Inc.(1)                                    362,400     29,218,500
----------------------------------------------------------------------------------
 Nextel Partners, Inc., Cl. A(1)                            198,500      4,863,250
                                                                      ------------
                                                                        34,081,750

----------------------------------------------------------------------------------
 Consumer Cyclicals--6.1%
----------------------------------------------------------------------------------
 Media--0.5%
 WPP Group plc, Sponsored ADR                               181,028     12,106,247
----------------------------------------------------------------------------------
 Retail: Specialty--5.6%
 Best Buy Co., Inc.(1)                                       39,700      1,992,444
----------------------------------------------------------------------------------
 BJ's Wholesale Club, Inc.(1)                               525,000     17,292,187
----------------------------------------------------------------------------------
 RadioShack Corp.                                           820,000     48,892,500
----------------------------------------------------------------------------------
 Tiffany & Co.                                            1,281,200     54,691,225
                                                                      ------------
                                                                       122,868,356

----------------------------------------------------------------------------------
 Consumer Staples--1.2%
----------------------------------------------------------------------------------
 Broadcasting--1.2%
 Gemstar-TV Guide International, Inc.(1)                    150,000     10,284,375
----------------------------------------------------------------------------------
 Hispanic Broadcasting Corp.(1)                             260,400      8,137,500
----------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A(1)                   186,800      7,145,100
                                                                      ------------
                                                                        25,566,975

12 | OPPENHEIMER MIDCAP FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Healthcare--2.7%
----------------------------------------------------------------------------------
 Healthcare: Drugs--2.3%
 Abgenix, Inc.(1)                                           132,200   $ 10,427,275
----------------------------------------------------------------------------------
 ImClone Systems, Inc.(1)                                   200,000     10,937,500
----------------------------------------------------------------------------------
 Medarex, Inc.(1)                                           462,200     28,251,975
                                                                      ------------
                                                                        49,616,750

----------------------------------------------------------------------------------
 Healthcare: Supplies & Services--0.4%
 Affymetrix, Inc.(1)                                        154,000      8,527,750
----------------------------------------------------------------------------------
 Technology--48.6%
----------------------------------------------------------------------------------
 Computer Hardware--1.4%
 Digital Lightwave, Inc.(1)                                 100,000      5,068,750
----------------------------------------------------------------------------------
 Handspring, Inc.(1)                                        275,600     19,929,325
----------------------------------------------------------------------------------
 Juniper Networks, Inc.(1)                                   34,200      6,669,000
                                                                      ------------
                                                                        31,667,075

----------------------------------------------------------------------------------
 Computer Services--3.4%
 Applied Micro Circuits Corp.(1)                            376,800     28,801,650
----------------------------------------------------------------------------------
 Blue Martini Software, Inc.(1)                              30,000      1,128,750
----------------------------------------------------------------------------------
 Finisar Corp.(1)                                         1,000,000     28,812,500
----------------------------------------------------------------------------------
 Foundry Networks, Inc.(1)                                  186,400     12,383,950
----------------------------------------------------------------------------------
 Sonus Networks, Inc.(1)                                     77,400      2,670,300
                                                                      ------------
                                                                        73,797,150

----------------------------------------------------------------------------------
 Computer Software--15.7%
 Akamai Technologies, Inc.(1)                                 3,400        173,400
----------------------------------------------------------------------------------
 Interwoven, Inc.(1)                                        147,000     14,810,250
----------------------------------------------------------------------------------
 Kana Communications, Inc.(1)                               160,000      3,760,000
----------------------------------------------------------------------------------
 McDATA Corp., Cl. B1                                        70,800      5,901,844
----------------------------------------------------------------------------------
 Mercury Interactive Corp.(1)                               588,000     65,268,000
----------------------------------------------------------------------------------
 Micromuse, Inc.(1)                                         365,000     61,935,938
----------------------------------------------------------------------------------
 Portal Software, Inc.(1)                                   470,000     16,538,125
----------------------------------------------------------------------------------
 Rational Software Corp.(1)                               1,070,000     63,865,625
----------------------------------------------------------------------------------
 RealNetworks, Inc.(1)                                      135,000      2,782,266
----------------------------------------------------------------------------------
 Research in Motion Ltd.(1)                                 715,000     71,500,000
----------------------------------------------------------------------------------
 Sapient Corp.(1)                                           178,000      6,330,125
----------------------------------------------------------------------------------
 StorageNetworks, Inc.(1)                                    13,200        837,375
----------------------------------------------------------------------------------
 Veritas Software Corp.(1)                                  194,500     27,427,539
                                                                      ------------
                                                                       341,130,487

13 | OPPENHEIMER MIDCAP FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Communications Equipment--13.6%
 Antec Corp.(1)                                              67,200 $      819,000
----------------------------------------------------------------------------------
 Audiocodes Ltd.(1)                                         432,400     17,106,825
----------------------------------------------------------------------------------
 Avanex Corp.(1)                                             65,000      6,601,563
----------------------------------------------------------------------------------
 Bookham Technology plc, ADR(1)                             806,100     27,155,494
----------------------------------------------------------------------------------
 Bookham Technology plc, ADR(1,2)                           315,856      7,448,279
----------------------------------------------------------------------------------
 CIENA Corp.(1)                                             180,000     18,922,500
----------------------------------------------------------------------------------
 New Focus, Inc.(1)                                         197,300     12,528,550
----------------------------------------------------------------------------------
 Newport Corp.                                            1,274,800    145,586,144
----------------------------------------------------------------------------------
 Nortel Networks Corp.                                       22,710      1,033,305
----------------------------------------------------------------------------------
 ONI Systems Corp.(1)                                       152,500     12,362,031
----------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                   660,000     45,168,750
----------------------------------------------------------------------------------
 UTStarcom, Inc.(1)                                          61,800      1,236,000
                                                                    --------------
                                                                       295,968,441

----------------------------------------------------------------------------------
 Electronics--14.5%
 JDS Uniphase Corp.(1)                                    1,232,444    100,367,158
----------------------------------------------------------------------------------
 PMC-Sierra, Inc.(1)                                        200,000     33,900,000
----------------------------------------------------------------------------------
 QLogic Corp.(1)                                            206,000     19,930,500
----------------------------------------------------------------------------------
 SDL, Inc.(1)                                               294,000     76,219,500
----------------------------------------------------------------------------------
 Vitesse Semiconductor Corp.(1)                             285,000     19,932,188
----------------------------------------------------------------------------------
 Waters Corp.(1)                                            910,000     66,031,875
                                                                    --------------
                                                                       316,381,221

----------------------------------------------------------------------------------
 Utilities--3.2%
----------------------------------------------------------------------------------
 Electric Utilities--3.2%
 Calpine Corp.(1)                                           889,000     70,175,438
                                                                    --------------
 Total Common Stocks (Cost $1,313,014,836)                           1,674,577,830

==================================================================================
 Preferred Stocks--1.4%

 Centerpoint Broadband Technologies, Inc.,
 Non-Cum. Cv., Series D(1,2)                                556,586      5,999,997
----------------------------------------------------------------------------------
 fusionOne, Inc., 8% Cv., Series D(1,2)                   1,675,894      9,100,105
----------------------------------------------------------------------------------
 ITF Optical Technologies, Inc., Cv., Series A(1,2)         200,000      5,000,000
----------------------------------------------------------------------------------
 Tellium, Inc., Cv., Series E(1,2)                          366,667     11,000,010
                                                                    --------------
 Total Preferred Stocks (Cost $31,100,112)                              31,100,112

14 | OPPENHEIMER MIDCAP FUND


                                                          Principal     Market Value
                                                             Amount       See Note 1
====================================================================================
 Convertible Corporate Bonds and Notes--0.2%

 Cyras Systems, Inc., 4.50% Cv. Nts., 8/15/05(3)
 (Cost $3,150,000)                                     $  3,150,000   $    3,417,750

====================================================================================
 Repurchase Agreements--22.5%

 Repurchase agreement with Deutsche Bank Securities
 Inc., 6.51%, dated 10/31/00, to be repurchased at
 $491,125,796 on 11/1/00, collateralized by U.S.
 Treasury Nts., 6.125%-6.625%, 7/31/01-8/15/07, with
 a value of $109,387,358 and U.S. Treasury Bonds,
 3.875%-8.875%, 8/15/17-4/15/29, with a value of
 $393,076,366 (Cost $491,037,000)                       491,037,000      491,037,000
------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $1,838,301,948)            101.0%   2,200,132,692
------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (1.0)     (21,655,503)
                                                       -----------------------------
 Net Assets                                                   100.0%  $2,178,477,189
                                                       =============================

Footnotes to Statement of Investments

1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,417,750 or 0.16% of the Fund's net assets as of October 31, 2000.

See accompanying Notes to Financial Statements


15 | OPPENHEIMER MIDCAP FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2000

==================================================================================
 Assets

 Investments, at value (including repurchase agreements of
 $491,037,000) (cost $1,838,301,948)--see accompanying statement    $2,200,132,692
----------------------------------------------------------------------------------
 Cash                                                                      115,860
----------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                     11,945,059
 Interest and dividends                                                    117,675
 Other                                                                       7,483
                                                                    --------------
 Total assets                                                        2,212,318,769

==================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                  30,974,284
 Shares of beneficial interest redeemed                                  1,300,880
 Distribution and service plan fees                                        463,637
 Transfer and shareholder servicing agent fees                             360,389
 Trustees' compensation                                                    228,906
 Other                                                                     513,484
                                                                    --------------
 Total liabilities                                                      33,841,580

==================================================================================
 Net Assets                                                         $2,178,477,189
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Paid-in capital                                                    $1,968,177,024
----------------------------------------------------------------------------------
 Accumulated net investment loss                                          (192,223)
----------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions             (151,338,356)
----------------------------------------------------------------------------------
 Net unrealized appreciation on investments                            361,830,744
                                                                    --------------
 Net Assets                                                         $2,178,477,189
                                                                    ==============

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on
 net assets of $1,055,966,746 and 34,727,713 shares of
 beneficial interest outstanding)                                           $30.41
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                $32.27
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $874,829,675 and 29,367,126 shares of beneficial
 interest outstanding)                                                      $29.79
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $247,566,117 and 8,313,438 shares of beneficial
 interest outstanding)                                                      $29.78
----------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $114,651 and 3,715 shares of beneficial
 interest outstanding)                                                      $30.86

See accompanying Notes to Financial Statements.


16 | OPPENHEIMER MIDCAP FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2000


==================================================================================
 Investment Income

 Interest                                                             $ 20,726,776
----------------------------------------------------------------------------------
 Dividends                                                                 502,979
                                                                      ------------
 Total income                                                           21,229,755

==================================================================================
 Expenses

 Management fees                                                         9,665,786
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 1,751,015
 Class B                                                                 5,924,043
 Class C                                                                 1,606,363
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 1,282,894
 Class B                                                                 1,048,655
 Class C                                                                   283,990
----------------------------------------------------------------------------------
 Trustees' compensation                                                    232,946
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                44,613
----------------------------------------------------------------------------------
 Other                                                                   1,020,402
                                                                      ------------
 Total expenses                                                         22,860,707
 Less expenses paid indirectly                                             (30,907)
                                                                      ------------
 Net expenses                                                           22,829,800

==================================================================================
 Net Investment Loss                                                    (1,600,045)

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized loss on investments                                     (144,891,367)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                  296,033,356
                                                                      ------------
 Net realized and unrealized gain                                      151,141,989

==================================================================================
 Net Increase in Net Assets Resulting from Operations                 $149,541,944
                                                                      ============

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER MIDCAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,                                        2000           1999
==================================================================================
 Operations

 Net investment loss                                 $   (1,600,045)  $   (914,919)
----------------------------------------------------------------------------------
 Net realized gain (loss)                              (144,891,367)    (3,595,944)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)   296,033,356     65,603,264
                                                     -----------------------------
 Net increase in net assets resulting from operations   149,541,944     61,092,401

==================================================================================
 Dividends and/or Distributions to Shareholders

 Distributions in excess of net realized gain:
 Class A                                                         --        (23,126)
 Class B                                                         --        (13,593)
 Class C                                                         --         (4,026)

==================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                805,221,452    119,533,021
 Class B                                                700,136,215     88,747,417
 Class C                                                210,488,193     18,791,983
 Class Y                                                    115,803             --

==================================================================================
 Net Assets

 Total increase                                       1,865,503,607    288,124,077
----------------------------------------------------------------------------------
 Beginning of period                                    312,973,582     24,849,505
                                                     -----------------------------
 End of period (including accumulated net investment
 loss of $192,223 and $6,808, respectively)          $2,178,477,189   $312,973,582
                                                     =============================

See accompanying Notes to Financial Statements.


18 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS

 Class A     Year Ended October 31,                            2000           1999        1998(1)
=================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $19.88         $10.83         $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment gain (loss)                                     .04           (.04)          (.02)
 Net realized and unrealized gain                             10.49           9.11            .85
                                                             ------------------------------------
 Total income from investment operations                      10.53           9.07            .83
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain              --           (.02)            --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $30.41         $19.88         $10.83
                                                             ====================================

=================================================================================================
 Total Return, at Net Asset Value(2)                          52.97%         83.79%          8.30%

=================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $1,055,967       $167,879        $14,607
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $  728,168       $ 60,644        $ 7,185
-------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment gain (loss)                                    0.28%         (0.49)%        (0.33)%
 Expenses                                                      1.16%          1.40%          1.59%(4)
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         23%            61%           117%

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


19 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued

 Class B     Year Ended October 31,                            2000           1999        1998(1)
=================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $19.62         $10.77         $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                           (.07)          (.07)          (.05)
 Net realized and unrealized gain                             10.24           8.94            .82
                                                             ------------------------------------
 Total income from investment operations                      10.17           8.87            .77
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain              --           (.02)            --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $29.79         $19.62         $10.77
                                                             ====================================

=================================================================================================
 Total Return, at Net Asset Value(2)                          51.83%         82.40%          7.70%

=================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                  $874,830       $118,611         $7,654
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $594,390       $ 40,455         $3,521
-------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                          (0.48)%        (1.25)%        (1.06)%
 Expenses                                                      1.91%          2.16%          2.35%(4)
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         23%            61%           117%


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


20 | OPPENHEIMER MIDCAP FUND

 Class C     Year Ended October 31,                            2000           1999        1998(1)
=================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $19.60         $10.76         $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                           (.07)          (.06)          (.05)
 Net realized and unrealized gain                             10.25           8.92            .81
                                                             ------------------------------------
 Total income from investment operations                      10.18           8.86            .76
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain              --           (.02)            --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $29.78         $19.60         $10.76
                                                             ====================================

=================================================================================================
 Total Return, at Net Asset Value(2)                          51.94%         82.38%          7.60%

=================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                  $247,566        $26,482         $2,587
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $161,221        $ 9,066         $1,271
-------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                          (0.48)%        (1.26)%        (1.07)%
 Expenses                                                      1.91%          2.16%          2.35%(4)
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         23%            61%           117%


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER MIDCAP FUND

FINANCIAL HIGHLIGHTS  Continued

 Class Y     Year Ended October 31,                            2000           1999        1998(1)
=================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                        $20.07         $10.88         $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income gain (loss)                             (.02)          (.01)           .01
 Net realized and unrealized gain                             10.81           9.22            .87
                                                             ------------------------------------
 Total income from investment operations                      10.79           9.21            .88
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Total distributions in excess of net realized gain              --           (.02)            --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $30.86         $20.07         $10.88
                                                             ====================================

=================================================================================================
 Total Return, at Net Asset Value(2)                          53.76%         84.69%          8.80%

=================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                      $115             $2             $1
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                             $ 33             $2             $1
-------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                  0.60%         (0.06)%         0.05%
 Expenses                                                      0.74%          1.03%          1.09%(4)
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         23%            61%           117%


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


23 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2006                  $  2,792,572
                  --------------------------------------
                      2007                     3,516,822
                  --------------------------------------
                      2008                   142,020,390

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2000, a provision of $185,415 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $192,223 as of October 31, 2000.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.


24 | OPPENHEIMER MIDCAP FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $1,414,630. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


25 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  Year Ended October 31, 2000        Year Ended October 31, 1999
                                     Shares            Amount             Shares          Amount
------------------------------------------------------------------------------------------------
 Class A
 Sold                            33,833,586    $1,036,803,331          8,300,323    $138,625,655
 Dividends and/or
 distributions reinvested                --                --              1,765          21,575
 Redeemed                        (7,550,876)     (231,581,879)        (1,206,313)    (19,114,209)
                                 ---------------------------------------------------------------
 Net increase                    26,282,710    $  805,221,452          7,095,775    $119,533,021
                                 ===============================================================

------------------------------------------------------------------------------------------------
 Class B
 Sold                            27,648,563    $  830,933,407          6,071,612    $100,987,612
 Dividends and/or
 distributions reinvested                --                --              1,088          13,216
 Redeemed                        (4,327,314)     (130,797,192)          (737,801)    (12,253,411)
                                 ---------------------------------------------------------------
 Net increase                    23,321,249    $  700,136,215          5,334,899    $ 88,747,417
                                 ===============================================================

------------------------------------------------------------------------------------------------
 Class C
 Sold                             9,424,959    $  281,662,027          1,337,614    $ 22,505,897
 Dividends and/or
 distributions reinvested                --                --                315           3,822
 Redeemed                        (2,462,638)      (71,173,834)          (227,345)     (3,717,736)
                                 ---------------------------------------------------------------
 Net increase                     6,962,321    $  210,488,193          1,110,584    $ 18,791,983
                                 ===============================================================

------------------------------------------------------------------------------------------------
 Class Y
 Sold                                 3,687    $      118,326                 --    $         --
 Dividends and/or
 distributions reinvested                --                --                 --              --
 Redeemed                               (72)           (2,523)                --              --
                                 ---------------------------------------------------------------
 Net increase                         3,615    $      115,803                 --    $         --
                                 ===============================================================

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $1,570,864,252 and $258,656,241, respectively.

As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,841,310,521 was:

Gross unrealized appreciation   $ 550,040,210
Gross unrealized depreciation    (191,218,039)
                                -------------
Net unrealized appreciation     $ 358,822,171
                                =============


26 | OPPENHEIMER MIDCAP FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the year ended October 31, 2000, was an annualized rate of 0.65%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate        Class A     Commissions    Commissions    Commissions
                       Front-End      Front-End      on Class A     on Class B     on Class C
                   Sales Charges  Sales Charges          Shares         Shares         Shares
                      on Class A    Retained by     Advanced by    Advanced by    Advanced by
 Year Ended               Shares    Distributor  Distributor(1) Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------
 October 31, 2000     $8,001,647     $2,223,986        $601,117    $15,049,373     $1,293,236

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                              Class A                  Class B                 Class C
                  Contingent Deferred      Contingent Deferred     Contingent Deferred
                        Sales Charges            Sales Charges           Sales Charges
 Year Ended   Retained by Distributor  Retained by Distributor Retained by Distributor
--------------------------------------------------------------------------------------
 October 31, 2000                 $--                 $762,760                 $39,189

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


27 | OPPENHEIMER MIDCAP FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2000, payments under the Class A plan totaled $1,751,015 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $127,010 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:

                                                      Distributor's     Distributor's
                                                          Aggregate      Unreimbursed
                                                       Unreimbursed     Expenses as %
                   Total Payments    Amount Retained       Expenses     of Net Assets
                       Under Plan     by Distributor     Under Plan          of Class
--------------------------------------------------------------------------------------
 Class B Plan          $5,924,043         $5,159,537    $15,739,209              1.80%
 Class C Plan           1,606,363            880,338      1,973,573              0.80


28 | OPPENHEIMER MIDCAP FUND

================================================================================
5. Illiquid or Restricted Securities
As of October 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2000, was $79,619,823, which represents 3.65% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                Valuation
                                 Acquisition       Cost    Per Unit as of     Unrealized
 Security                               Date   Per Unit     Oct. 31, 2000   Appreciation
----------------------------------------------------------------------------------------
 Stocks and Warrants
 Bookham Technology plc, ADR         2/24/00     $15.83            $23.58    $ 2,448,279
----------------------------------------------------------------------------------------
 Centerpoint Broadband Technologies,
 Inc., Non-Cum. Cv., Series D       10/23/00      10.78             10.78             --
----------------------------------------------------------------------------------------
 Corvis Corp.                       12/16/99       6.71             45.94     35,071,464
----------------------------------------------------------------------------------------
 fusionOne, Inc., 8% Cv., Series D    9/6/00       5.43              5.43             --
----------------------------------------------------------------------------------------
 ITF Optical Technologies, Inc.,
 Cv., Series A                        4/7/00      25.00             25.00             --
----------------------------------------------------------------------------------------
 Tellium, Inc., Cv., Series E        9/20/00      30.00             30.00             --

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at October 31, 2000.


29 | OPPENHEIMER MIDCAP FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer MidCap Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer MidCap Fund as of October 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999, and the financial highlights for the year ended October 31, 1999, and the eleven months ended October 31, 1998, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer MidCap Fund as of October 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
November 21, 2000


30 | OPPENHEIMER MIDCAP FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


31 | OPPENHEIMER MIDCAP FUND

OPPENHEIMER MIDCAP FUND

====================================================================================================
Officers and Directors        Bridget A. Macaskill, Chairman of the Board of Directors and President
                              Paul Y. Clinton, Director
                              Thomas W. Courtney, Director
                              Robert G. Galli, Director
                              Lacy B. Herrmann, Director
                              George Loft, Director
                              Bruce L. Bartlett, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary

====================================================================================================
 Investment Advisor           OppenheimerFunds, Inc.

====================================================================================================
 Distributor                  OppenheimerFunds Distributor, Inc.

====================================================================================================
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

====================================================================================================
 Custodian of                 The Bank of New York
 Portfolio Securities

====================================================================================================
 Independent Auditors         KPMG LLP

====================================================================================================
 Legal Counsel                Mayer, Brown & Platt

                              For more complete information about Oppenheimer MidCap Fund, please refer to the Prospectus. To obtain a copy, call
                              your financial advisor, or call OppenheimerFunds Distributor, Inc. at
                              1.800.525.7048, or visit the OppenheimerFunds Internet website at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by OppenheimerFunds Distributor,
                              Inc., Two World Trade Center, New York, NY 10048-0203.

                              (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


32 | OPPENHEIMER MIDCAP FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to
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----------------------------------------------------------------------------
Ticker Symbols  Class A: OMDAX  Class B: OMDBX  Class C: OMDCX  Class Y: N/A

1. At times this website may be inaccessible or its transaction feature may be unavailable.


                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0745.001.1000  December 30, 2000